EXECUTION VERSION
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 7, 2020 among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (“Aladdin”), DAL-TILE DISTRIBUTION, INC., a Delaware corporation (“Dal-Tile”; Dal-Tile, together with the Company and Aladdin, the “Domestic Borrowers”), MOHAWK UNITED INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Chambers of Commerce under number 17229715 (“Mohawk BV”), MOHAWK INTERNATIONAL HOLDINGS S.À. R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée, having its registered address at 10B, Rue des Mérovingiens, L-8070 Bertrange, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B-110.608 (“Mohawk International”), UNILIN BV, a private limited liability company (besloten vennootschap), as successor-in-interest to UNILIN BVBA by operation of the Belgian Code for Companies and Associations, organized under the laws of Belgium, and having its statutory seat (statutaire zetel) at Ooigemstraat 3, 8710 Wielsbeke and registered with the Crossroads Bank for Enterprises under nr. 0405.414.072 RPR/RPM Ghent, Kortrijk division (“Unilin”), PREMIUM FLOORS AUSTRALIA PTY LIMITED, a proprietary company with limited liability incorporated under the laws of Australia registered under ACN 152 867 984 (“Premium Australia”; Premium Australia, together with Mohawk BV, Mohawk International and Unilin, the “Foreign Borrowers”; the Foreign Borrowers, together with the Domestic Borrowers, each, a “Borrower” and collectively, the “Borrowers”), each Lender party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrowers, the Designated Borrowers party thereto, the Lenders party thereto, Wells Fargo Bank, National Association, as the Administrative Agent, the Swing Line Lender and a L/C Issuer, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 18, 2019 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have requested that the Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and
WHEREAS, the parties hereto are willing to amend the Credit Agreement, subject to the terms and conditions specified in this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement.
(a) The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(b) The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
(c) The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(d) Section 1.01 of the Credit Agreement is amended to add the following defined terms in the appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.
“Existing Term Loan Credit Agreement” means that certain Credit Agreement, dated as of the First Amendment Effective Date, by and among the Company, certain Domestic Subsidiaries of the Company party thereto from time to time, the lenders from time to time party thereto, and Wells Fargo, as administrative agent.
“Existing Term Loan Credit Agreement Obligations” has the meaning specified in Section 7.01.
“First Amendment Effective Date” means April 7, 2020.

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“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(e) The reference to “EEA Financial Institutions” in the heading to Section 5.21 of the Credit Agreement is amended to read “Affected Financial Institutions”. The reference to “EEA Financial Institution” in Section 5.21 of the Credit Agreement is amended to read “Affected Financial Institution”.
(f) Section 7.01(a) of the Credit Agreement is amended to read as follows:
(a) (i) Liens pursuant to any Loan Document; and (ii) Liens pursuant to any Loan Documents (as defined in the Existing Term Loan Credit Agreement), and pursuant to any Refinancing Indebtedness in respect thereof;
(g) Section 7.01 of the Credit Agreement is amended to (i) amend the “.” at the end of Section 7.01(u) to be a “;”, and (ii) add a proviso immediately following Section 7.01(u) to read as follows:
provided, that, notwithstanding anything to the contrary set forth in this Agreement, neither the Company nor any Restricted Subsidiary shall create, provide or suffer to exist any Lien in favor of the holders (or any trustee, agent or representative of such holders) of any Obligation (as defined in the Existing Term Loan Credit Agreement) (or any similar concept, however defined, collectively, the “Existing Term Loan Credit Agreement Obligations”) under or in connection with the Existing Term Loan Credit Agreement (or any documentation entered into in connection with any Refinancing Indebtedness in respect thereof) securing all or any of the Existing Term Loan Credit Agreement Obligations (or any Refinancing Indebtedness in respect thereof) unless, concurrently with the creation, provision or existence of any such Lien, the Company creates, provides and permits to exist, and causes each such applicable Restricted Subsidiary to create, provide and permit to exist, (i) Liens in favor of the Administrative Agent, for the benefit of the Lender Parties, securing the Obligations, (ii) solely to the extent required by any of the Existing Indentures (in each case, as in effect on the First Amendment Effective Date) or any similar series of notes (or, in each case, any Refinancing Indebtedness in respect thereof that does not, taken as a whole, materially expand the scope of the applicable requirement set forth in the applicable Existing Indentures (as in effect on the First Amendment Effective Date) or any similar series of notes, as applicable), and only with respect to the asset or assets for which Liens are required pursuant to the provisions of any of the applicable Existing Indentures (in each

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case, as in effect on the First Amendment Effective Date) or any similar series of notes (or, in each case, any Refinancing Indebtedness in respect thereof that does not, taken as a whole, materially expand the scope of the applicable requirement set forth in the applicable Existing Indentures (as in effect on the First Amendment Effective Date) or any similar series of notes, as applicable), Liens in favor of the holders (or any trustee, agent or representative of such holders) of any notes under the applicable Existing Indentures or applicable similar series of notes (or, in each case, any Refinancing Indebtedness in respect thereof) securing the obligations under the applicable Existing Indentures or the applicable similar series of notes (or, in each case, any Refinancing Indebtedness in respect thereof), and (iii) solely to the extent required by any agreement evidencing Indebtedness referenced in subclause (xii)(B) of the first proviso to Section 7.09 (or any Refinancing Indebtedness in respect thereof that does not, taken as a whole, materially expand the scope of the applicable requirement set forth in any such agreement), and only with respect to the asset or assets for which Liens are required pursuant to the provisions of any such agreement (or any Refinancing Indebtedness in respect thereof that does not, taken as a whole, materially expand the scope of the applicable requirement set forth in any such agreement), Liens in favor of the holders (or any trustee, agent or representative of such holders) of any such Indebtedness (or any Refinancing Indebtedness in respect thereof) securing the obligations in respect of any such Indebtedness (or any Refinancing Indebtedness in respect thereof), in each case (A) on an equal and ratable basis as the Liens securing the Existing Term Loan Credit Agreement Obligations (or Liens securing Refinancing Indebtedness in respect thereof, as the case may be), (B) on an equal and ratable basis as the Liens securing the Obligations, (C) solely to the extent required by any of the Existing Indentures (in each case, as in effect on the First Amendment Effective Date) or any similar series of notes (or, in each case, any Refinancing Indebtedness in respect thereof that does not, taken as a whole, materially expand the scope of the applicable requirement set forth in the applicable Existing Indentures (as in effect on the First Amendment Effective Date) or the applicable series of similar notes, as applicable), on an equal and ratable basis as the Liens securing the obligations under the applicable Existing Indentures or the applicable similar series of notes (or, as applicable, any Refinancing Indebtedness in respect thereof) that are provided as contemplated pursuant to clause(ii) above, and (D) solely to the extent required by any agreement evidencing Indebtedness referenced in subclause (xii)(B) of the first proviso to Section 7.09 (or any Refinancing Indebtedness in respect thereof that does not, taken as a whole, materially expand the scope of the applicable requirement set forth in any such agreement), on an equal and ratable basis as the Liens securing the obligations in respect of any such Indebtedness (or any Refinancing Indebtedness in respect thereof) that are provided as contemplated pursuant to clause(iii) above; and, in connection therewith, the Company or the applicable Restricted Subsidiary delivers to the Administrative Agent, for the benefit of the Lender Parties, such documents, instruments and certificates as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably acceptable to the Administrative Agent.
(h) Section 7.03(a) of the Credit Agreement is amended to read as follows:
(a) (i) Indebtedness under the Loan Documents; and (ii) Indebtedness under the Loan Documents (as defined in the Existing Term Loan Credit Agreement), and any Refinancing Indebtedness in respect thereof;

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(i) Clause (ix) in the first proviso to Section 7.09 of the Credit Agreement is amended to read as follows:
(ix) (A) exist on the First Amendment Effective Date and (to the extent not otherwise permitted by this Section 7.09) either are contained in the Existing Indentures (as in effect on the First Amendment Effective Date), the Existing Term Loan Credit Agreement (as in effect on the First Amendment Effective Date) or, with respect to any limitation existing as of the Restatement Effective Date, are listed on Schedule 7.09, and (B) to the extent limitations permitted by clause (A) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any Refinancing Indebtedness in respect of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing, taken as a whole, does not materially expand the scope of such limitation;
(j) Clause (xii) in the first proviso to Section 7.09 of the Credit Agreement is amended to read as follows:
(xii) are either (A) contained in any agreement (1) evidencing Indebtedness which a Loan Party or Subsidiary may create, incur, assume, or permit or suffer to exist under Section 7.03 and (2) which are not more restrictive to the Company and the Lender Parties than the such limitations contained in this Agreement, the Existing Indentures (as in effect on the First Amendment Effective Date) or the Existing Term Loan Credit Agreement (as in effect on the First Amendment Effective Date); (B) contained in any term loan credit facility agented by Wells Fargo in an aggregate principal amount (including any incremental term loans thereunder) not to exceed $500,000,000 (other than the Existing Term Loan Agreement or any Refinancing Indebtedness in respect thereof); or (C) contained in any agreement evidencing any Refinancing Indebtedness in respect of any such Indebtedness so long as such modification, replacement, renewal, extension or refinancing, taken as a whole, does not materially expand the scope of such limitation;
(k) The final proviso to Section 7.09 of the Credit Agreement is amended to read as follows:
provided, that, neither the Company nor any of its Restricted Subsidiaries shall create, incur, assume, or permit or suffer to exist any consensual restriction (other than this Agreement or any other Loan Document) on the granting of Liens in favor of the Administrative Agent, other than (A) the equal and ratable sharing provisions under (x) the Existing Indentures (as in effect on the First Amendment Effective Date), or any Refinancing Indebtedness in respect thereof (so long as any such restriction set forth in any agreement with respect to such Refinancing Indebtedness does not, taken as a whole, materially expand the scope of such restriction) or (y) any agreement evidencing Indebtedness described in clause (xii) (other than subclause (xii)(B) thereof) so long as such provisions are the same as, or substantially similar to, the equal and ratable sharing provisions under either of the Existing Indentures (as in effect on the First Amendment Effective Date), or any Refinancing Indebtedness in respect of either of the Existing Indentures (so long as any such restriction set forth in any agreement with respect to such Refinancing Indebtedness does not, taken as a whole, materially expand the scope of such restriction), (B) as to any term loan agreement evidencing any Indebtedness described in

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subclause (xii)(B), any such restriction set forth in such term loan agreement, so long as such restriction is the same as, or substantially similar to, the restrictions as are set forth in this Agreement (or any Refinancing Indebtedness in respect thereof that does not, taken as a whole, materially expand the scope of such restriction), (C) any such restriction set forth in the Existing Term Loan Credit Agreement (as in effect on the First Amendment Effective Date), or any Refinancing Indebtedness in respect thereof (so long as any such restriction set forth in any agreement with respect to such Refinancing Indebtedness does not, taken as a whole, materially expand the scope of such restriction), or (D) any such customary restrictions set forth in the Contractual Obligations permitted pursuant to clauses (i) through (xi) of the first proviso to this Section 7.09.
(l) The reference to “Assignment and Assumption or in any amendment or other modification hereof” in Section 10.17 of the Credit Agreement is amended to read “Loan Document or any other document executed in connection herewith”.
(m) The reference to “EEA Financial Institutions” in the heading to Section 10.26 of the Credit Agreement is amended to read “Affected Financial Institutions”. Each reference to “EEA Financial Institution” in Section 10.26 of the Credit Agreement is amended to read “Affected Financial Institution”. Each reference to “an EEA Resolution Authority in Section 10.26 of the Credit Agreement is amended to read “the applicable Resolution Authority”. The reference to “any EEA Resolution Authority” in Section 10.26 of the Credit Agreement is amended to read “the applicable Resolution Authority”.
2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
(a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent; and
(b) receipt by the Administrative Agent of evidence that the Existing Term Loan Credit Agreement (as defined in the Credit Agreement (as amended by this Amendment)), in form and substance reasonably satisfactory to the Administrative Agent, is effective (or will be effective simultaneously with the effectiveness of this Amendment).
3. Miscellaneous.
(a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b) Each Borrower represents and warrants that: (i) such Borrower has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Borrower’s Organization Documents, (B) conflict with or result in any breach or contravention of (1) any material Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Restricted Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, (C) result in the creation of any

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Lien under any material Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Restricted Subsidiaries, except for Liens permitted under the Credit Agreement, or (D) violate any Law; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Borrower of this Amendment; (iv) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; provided, that, the enforceability of this Amendment is subject in each case to general principles of equity and to bankruptcy, insolvency (including administration) and similar Laws affecting the enforcement of creditors’ rights generally; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement (as amended by this Amendment) or in any other Loan Document, or in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and except that for purposes of this Section 3(b)(v)(A), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement, and (B) no Default shall exist.
(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imagine means shall be effective as delivery of a manually executed counterpart of this Amendment.
(d) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(f) The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWERS:     MOHAWK INDUSTRIES, INC.
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer
ALADDIN MANUFACTURING CORPORATION
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer
DAL-TILE DISTRIBUTION, INC.
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer
MOHAWK UNITED INTERNATIONAL B.V.
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Authorized Representative
MOHAWK INTERNATIONAL HOLDINGS S.À. R.L.
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Authorized Representative
UNILIN BV
By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Authorized Representative

MOHAWK INDUSTRIES, INC.
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Executed by Premium Floors Australia Pty Limited in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ TANIA MARIE PAULING	/s/ SUSAN ANNE RECHENBERG-DUPE
Signature of director	Signature of company secretary/director
TANIA MARIE PAULING Full name of director	SUSAN ANNE RECHENBERG-DUPE Full name of company secretary/director

MOHAWK INDUSTRIES, INC.
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:   WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

MOHAWK INDUSTRIES, INC.
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:     WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

MOHAWK INDUSTRIES, INC.
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Stephen J. D'Elia
Name: Stephen J. D'Elia
Title: Vice President

EXECUTION VERSION
BARCLAYS BANK PLC,
as a Lender
By: /s/ Sean Duggan
Name: Sean Duggan
Title: Vice President

EXECUTION VERSION
JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ Jonathan Bennett
Name: Jonathan Bennett
Title: Executive Director

EXECUTION VERSION
MIZUHO BANK, LTD.,
as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

EXECUTION VERSION
MUFG BANK, LTD.,
as a Lender
By: /s/ Brett A. Parker
Name: Brett A. Parker
Title: Vice President

EXECUTION VERSION
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Brandon K. Fiddler
Name: Brandon K. Fiddler
Title: Senior Vice President

EXECUTION VERSION
TRUIST BANK,
as a Lender
By: /s/ Max Greer
Name: Max Greer
Title: Senior Vice President

EXECUTION VERSION
U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Sean P. Walters
Name: Sean P. Walters
Title: Vice President

EXECUTION VERSION
BNP PARIBAS,
as a Lender
By: /s/ Monica Tilani
Name: Monica Tilani
Title: Vice President
By: /s/ Kirk Hoffman
Name: Kirk Hoffman
Title: Managing Director

EXECUTION VERSION
UNICREDIT BANK AG, NEW YORK BRANCH,
as a Lender
By: /s/ Priya Trivedi
Name: Priya Trivedi
Title: Director
By: /s/ Thomas Petz
Name: Thomas Petz
Title: Director

EXECUTION VERSION
GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender
By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

EXECUTION VERSION
KBC BANK N.V., NEW YORK BRANCH,
as a Lender
By: /s/ Deborah Carlson
Name: Deborah Carlson
Title: Director
By: /s/ Francis Payne
Name: Francis Payne
Title: Managing Director

EXECUTION VERSION
First Horizon Bank,
as a Lender
By: /s/ K Lebron Womack
Name: K Lebron Womack
Title: Senior Vice President, Commercial Banking